UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – April 12, 2012

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of Incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of Principal Executive Offices)	(Zip Code)

(570) 879-2175
(Registrant’s Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits
Press Release of Peoples Financial Services Corp., dated April 12, 2012, regarding First Quarter 2012 Earnings.

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated April 12, 2012, regarding First Quarter 2012 Earnings.	3

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

	/s/	Alan W. Dakey
Dated: April 12, 2012		By: Alan W. Dakey President/CEO

	/s/	Debra E. Dissinger
Dated: April 12, 2012		By: Debra E. Dissinger Executive Vice President/COO

	/s/	Scott A. Seasock
Dated: April 12, 2012		By: Scott A. Seasock Senior Vice President/CFO

EXHIBIT 99

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. REPORTS 35% EARNINGS INCREASE

Hallstead, PA, April 12 – Peoples Financial Services Corp. (OTCBB:PFIS) today reported first quarter 2012 earnings of $2,420 thousand or $0.78 per share, an increase of $621 thousand or 34.5% compared to $1,799 thousand or $0.57 per share for the first quarter of 2011. For the three months ended March 31, return on average assets and return on average stockholders’ equity equaled 1.56% and 16.70% in 2012, compared to 1.30% and 14.84% in 2011.

     “Higher net interest income and noninterest income were the primary factors contributing to the increase in comparable first quarter earnings,” stated Alan W. Dakey, President and Chief Executive Officer. “We experienced strong growth in revenue generated by our Loan Division. Our loan portfolio grew significantly in the commercial and municipal sectors. In 2012, we continue to focus on improving our noninterest revenue sources. With this goal in mind, we began offering cash back rewards for non-pin based customer debit card transactions to improve efficiencies in our payment systems as well as generate increased revenues,” continued Dakey. “We are extremely excited about this new product and believe that it will provide us with the competitive advantage necessary to grow our core deposit base and strengthen our existing deposit relationships,” concluded Dakey.

HIGHLIGHTS

•	Earnings per share increased $0.21 comparing 2012 and 2011.

•	Noninterest revenue for the first quarter improved 50.4% over the prior year.

•	Year-to-year average loan growth approximated 12.5%.

•	Deposits grew $7.8 million in the first quarter of 2012.

•	Nonperforming assets decreased 19.4% comparing March 31, 2012 and 2011.

INCOME STATEMENT REVIEW

     For the three months ended March 31, tax-equivalent net interest income increased $369 thousand or 6.5% to $6,058 thousand in 2012 from $5,689 thousand in 2011. Due to declining market rates, interest expense decreased $104 thousand or 7.5%. Tax-equivalent interest revenue increased $265 thousand or 3.7%, in addition to the reduction in interest expense. With respect to interest expense, our cost of funds decreased 20 basis points to 1.10% for the first quarter of 2012 from 1.30% for the same quarter of last year. Although we experienced a reduction in the rates paid for the majority of interest-bearing liability categories, the average cost of savings accounts and short-term borrowings had the greatest impact on interest expense. For the three months ended March 31, the cost of savings accounts decreased 21 basis points to 0.65% in 2012 from 0.86% in 2011, while the rate paid for short-term borrowings fell 40 basis points. Partially offsetting the positive effect from the reduction in funding costs was growth in interest-bearing liabilities of $34.8 million. The tax-equivalent yield on earning assets decreased 46 basis points. Almost entirely offsetting the effects of the yield decline was growth in average earning assets of $65.6 million. The tax-equivalent net interest margin for the first quarter declined 26 basis points to 4.10% in 2012 compared to 4.36% in 2011. However, in comparison to the fourth quarter of 2011, our net interest margin was up slightly from 4.09%.

     For the three months ended March 31, 2012, the provision for loan losses totaled $645 thousand, an increase of $224 thousand compared to $421 thousand for the same three months of 2011.

     Noninterest revenue for the first quarter rose $414 thousand or 50.4% to $1,236 thousand in 2012 from $822 thousand in 2011. Increases in deposit-related service charges resulted in a $34 thousand or 4.8% rise in service charges, fees and commissions in 2012. In addition, we experienced a $26 thousand or 54.2% increase in mortgage banking income. Additionally, gains realized from investment security sales totaled $284 for the first quarter of 2012 compared to $10 for the same period in 2011.

     For the three months ended March 31, noninterest expense decreased $81 thousand or 2.4% to $3,314 thousand in 2012 from $3,395 thousand in 2011. The decrease resulted primarily from a $479 thousand or 37.6% decrease in other expenses offset by a $284 thousand or 19.6% increase in salaries and employee benefits expense. Additional staffing factored into the higher employee-related costs. Changes in occupancy and equipment expense amounted to an increase of $114 thousand or 16.9% as recovery efforts continue from flood damage incurred in September 2011. The decrease in other expenses was primarily attributable to the receipt of insurance proceeds from flood related damages.

BALANCE SHEET REVIEW

     Total assets equaled $631.7 million at March 31, 2012, an increase of $61.4 million compared to $570.3 million at March 31, 2011. Strong loan demand resulted in an increase of $51.4 million or 12.6% in loans, net of unearned income, to $459.2 million at the close of the first quarter of 2012 from $407.8 million one year earlier. There were no federal funds sold as of the end of the first quarter of 2012 compared to $15.8 million at the same point in 2011 as funds were shifted into the investment portfolio. Investment securities available-for-sale amounted to $132.9 million at March 31, 2012, and $107.1 million at March 31, 2011. Despite strong competition for deposits within our market area, total deposits increased $48.6 million comparing the first quarters of 2012 and 2011. Short-term borrowings outstanding at the end of the first quarter were $45.4 million in 2012 and $35.3 million in 2011.

     Stockholders’ equity equaled $61.2 million or $19.61 per share at March 31, 2012, and $52.5 million or $16.70 per share at March 31, 2011. Included in stockholders’ equity was accumulated other comprehensive income related entirely to net unrealized holding gains on available-for-sale investment securities of $3,442 thousand at the end of the first quarter of 2012, compared to an accumulated other comprehensive loss of $59 thousand at the end of the same period of 2011. Dividends declared for the first quarter were $0.21 per share in 2012 and $0.20 per share in 2011.

     Nonperforming assets equaled $9.9 million or 2.14% of loans, net of unearned income and foreclosed assets at March 31, 2012, compared to $12.2 million or 2.97% one year earlier. The improvement in asset quality resulted from a decrease in nonaccrual loans and foreclosed assets, partially offset by an increase in accruing loans past due 90 days or more. The provision for loan losses increased 53.2% comparing the first quarters of 2012 and 2011 corresponding with the increase in the volume of loans in 2012. In addition, loans charged off, net of recoveries, for the first quarter equaled 0.36% of average loans outstanding for the three months ended March 31, 2012 and 0.17% for the same period in 2011. The allowance for loan losses equaled $5.6 million or 1.22% of loans, net of unearned income, at March 31, 2012, compared to $4.4 million or 1.07% at March 31, 2011.

Peoples Financial Services Corporation is the parent company of Peoples Neighborhood Bank (the “Bank”), an independent community bank serving Lackawanna, Wyoming and Susquehanna Counties in Pennsylvania and Broome County in New York through eleven offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of PNB Online Banking services by accessing the Company's website at http://www.peoplesnatbank.com. Peoples Wealth Management, a division of the Bank’s subsidiary Peoples Advisors LLC, provides investment advisory services to the general public. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

Summary Data
Peoples Financial Services Corp.
Five Quarter Trend
(In thousands, except per share data)

	March 31	Dec 31	Sept 30	June 30	March 31
	2012	2011	2011	2011	2011

Key performance data:

Per share data:
Net income	$0.78	$0.57	$0.60	$0.75	$0.57
Cash dividends declared	$0.21	$0.20	$0.20	$0.20	$0.20
Book value	$19.61	$19.11	$18.86	$17.90	$16.70
Tangible book value	$19.41	$18.89	$18.59	$17.62	$16.39
Market value:
High	$29.00	$28.25	$28.25	$27.50	$28.00
Low	$27.50	$27.05	$26.90	$25.50	$26.31
Closing	$28.00	$28.25	$27.55	$27.05	$26.31
Market capitalization	$87,327	$88,108	$86,205	$85,036	$82,700
Common shares outstanding	3,118,806	3,118,856	3,129,056	3,143,656	3,143,281

Selected ratios:

Return on average stockholders' equity	16.70%	12.54%	13.62%	18.56%	14.84%

Return on average assets	1.56%	1.17%	1.24%	1.63%	1.30%

Stockholders' equity to total assets	9.68%	9.59%	9.72%	9.59%	9.20%

Efficiency ratio	48.08%	60.61%	58.09%	50.98%	55.82%

Nonperforming assets to loans, net, and foreclosed assets	2.14%	2.39%	2.45%	2.45%	2.97%

Net charge-offs to average loans, net	0.36%	0.06%	0.28%	0.01%	0.17%

Allowance for loan losses to loans, net	1.22%	1.20%	1.20%	1.21%	1.07%

Earning assets yield (FTE)	4.97%	5.00%	5.08%	5.27%	5.43%

Cost of funds	1.10%	1.14%	1.27%	1.31%	1.30%

Net interest spread (FTE)	3.87%	3.86%	3.81%	3.96%	4.13%

Net interest margin (FTE)	4.10%	4.09%	4.07%	4.20%	4.36%

Peoples Financial Services Corp.
Consolidated Statements of Income
(In thousands, except per share data)

Three Months Ended	March 31	March 31
	2012	2011

Interest income:
Interest and fees on loans:
Taxable	$5,515	$5,136
Tax-exempt	419	357
Interest and dividends on investment securities available-for-sale:
Taxable	636	666
Tax-exempt	359	475
Dividends	7	9
Interest on interest-bearing balances with banks	4	2
Interest on federal funds sold		2
Total interest income	6,940	6,647

Interest expense:
Interest on deposits	1,048	1,044
Interest on short-term borrowings	62	86
Interest on long-term debt	173	257
Total interest expense	1,283	1,387
Net interest income	5,657	5,260
Provision for loan losses	645	421
Net interest income after provision for loan losses	5,012	4,839

Noninterest income:
Service charges, fees, commissions and others	743	709
Wealth management income	143	139
Mortgage banking income	74	48
Net gains on sale of investment securities available-for-sale	284	10
Other than temporary investment securities impairment		(84)
Net losses on sale of other real estate	(8)
Total noninterest income	1,236	822

Noninterest expense:
Salaries and employee benefits expense	1,730	1,446
Net occupancy and equipment expense	790	676
Other expenses	794	1,273
Total noninterest expense	3,314	3,395
Income before income taxes	2,934	2,266
Provision for income tax expense	514	467
Net income	$2,420	$1,799

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$(23)	$1,100
Reclassification adjustment for gains included in net income	(284)	(10)
Reclassification adjustment for other than temporary impairment charges		84
Income tax expense (benefit) related to other comprehensive income	(104)	399
Other comprehensive income (loss), net of income taxes	(203)	775
Comprehensive income	$2,217	$2,574

Per share data:
Net income	$0.78	$0.57
Cash dividends declared	$0.21	$0.20
Average common shares outstanding	3,118,109	3,142,137

Peoples Financial Services Corp.
Consolidated Statements of Income
(In thousands, except per share data)

Three months ended	March 31	Dec 31	Sept 30	June 30	March 31
	2012	2011	2011	2011	2011

Interest income:
Interest and fees on loans:
Taxable	$5,515	$5,585	$5,505	$5,413	$5,136
Tax-exempt	419	328	331	346	357
Interest and dividends on investment securities available-for-sale:
Taxable	636	672	639	633	666
Tax-exempt	359	377	397	411	475
Dividends	7	7	9	8	9
Interest on interest-bearing balances with banks	4	4	3	3	2
Interest on federal funds sold		8	13	11	2
Total interest income	6,940	6,981	6,897	6,825	6,647

Interest expense:
Interest on deposits	1,048	1,079	1,168	1,132	1,044
Interest on short-term borrowings	62	72	76	76	86
Interest on long-term debt	173	178	208	263	257
Total interest expense	1,283	1,329	1,452	1,471	1,387
Net interest income	5,657	5,652	5,445	5,354	5,260
Provision for loan losses	645	300	269	804	421
Net interest income after provision for loan losses	5,012	5,352	5,176	4,550	4,839

Noninterest income:
Service charges, fees, commissions and others	743	799	736	711	709
Wealth management income	143	140	142	236	139
Mortgage banking income	74	168	32	98	48
Net gains on sale of investment securities available-for-sale	284	(12)	25	2	10
Other than temporary investment securities impairment			(3)		(84)
Net gains (losses) on sale of other real estate	(8)	(2)	90	1,583
Total noninterest income	1,236	1,093	1,022	2,630	822

Noninterest expense:
Salaries and employee benefits expense	1,730	1,713	1,648	1,628	1,446
Net occupancy and equipment expense	790	766	738	699	676
Other expenses	794	1,609	1,371	1,743	1,273
Total noninterest expense	3,314	4,088	3,757	4,070	3,395
Income before income taxes	2,934	2,357	2,441	3,110	2,266
Provision for income tax expense	514	557	582	751	467
Net income	$2,420	$1,800	$1,859	$2,359	$1,799

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$(23)	$(466)	$2,908	$3,183	$1,100
Reclassification adjustment for losses (gains) included in net income	(284)	12	(25)	(2)	(10)
Reclassification adjustment for other than temporary impairment charges			3		84
Income tax expense (benefit) related to other comprehensive income	(104)	(154)	981	1,082	399
Other comprehensive income (loss), net of income taxes	(203)	(300)	1,905	2,099	775
Comprehensive income	$2,217	$1,500	$3,764	$4,458	$2,574

Per share data:
Net income	$0.78	$0.57	$0.60	$0.75	$0.57
Cash dividends declared	$0.21	$0.20	$0.20	$0.20	$0.20
Average common shares outstanding	3,118,109	3,123,569	3,134,591	3,146,584	3,142,137

Peoples Financial Services Corp.
Details of Net Interest and Net Interest Margin
(In thousands, fully taxable equivalent basis)

Three months ended	March 31	Dec 31	Sept 30	June 30	March 31
	2012	2011	2011	2011	2011

Net interest income:
Interest income
Loans, net:
Taxable	$5,515	$5,585	$5,505	$5,413	$5,136
Tax-exempt	635	497	502	524	541
Total loans, net	6,150	6,082	6,007	5,937	5,677
Investments:
Taxable	643	679	648	641	675
Tax-exempt	544	571	601	623	720
Total investments	1,187	1,250	1,249	1,264	1,395
Interest-bearing balances with banks	4	4	3	3	2
Federal funds sold		8	13	11	2
Total interest income	7,341	7,344	7,271	7,215	7,076
Interest expense:
Deposits	1,048	1,079	1,168	1,132	1,044
Short-term borrowings	62	72	76	76	86
Long-term debt	173	178	208	263	257
Total interest expense	1,283	1,329	1,452	1,471	1,387
Net interest income	$6,058	$6,015	$5,819	$5,744	$5,689

Loans, net:
Taxable	5.39%	5.51%	5.59%	5.71%	5.70%
Tax-exempt	5.96%	5.83%	5.74%	5.73%	5.77%
Total loans, net	5.45%	5.53%	5.61%	5.71%	5.70%
Investments:
Taxable	2.53%	2.71%	3.20%	3.75%	3.87%
Tax-exempt	5.98%	5.93%	5.94%	6.03%	6.15%
Total investments	3.44%	3.61%	4.12%	4.61%	4.78%
Interest-bearing balances with banks	1.50%	1.28%	0.86%	0.88%	1.14%
Federal funds sold		0.40%	0.25%	0.22%	0.13%
Total earning assets	4.97%	5.00%	5.08%	5.27%	5.43%
Interest expense:
Deposits	1.05%	1.07%	1.17%	1.17%	1.15%
Short-term borrowings	0.51%	0.68%	0.81%	0.89%	0.91%
Long-term debt	3.69%	3.69%	3.79%	3.92%	3.83%
Total interest-bearing liabilities	1.10%	1.14%	1.27%	1.31%	1.30%
Net interest spread	3.87%	3.86%	3.81%	3.96%	4.13%
Net interest margin	4.10%	4.09%	4.07%	4.20%	4.36%

Peoples Financial Services Corp.
Consolidated Balance Sheets
(In thousands, except per share data)

	March 31	Dec 31	Sept 30	June 30	March 31
At period end	2012	2011	2011	2011	2011

Assets:
Cash and due from banks	$8,563	$9,488	$9,787	$12,736	$9,661
Interest-bearing balances with banks	1,075	1,071	1,007	1,007	1,110
Federal funds sold			17,174	9,357	15,791
Investment securities available-for-sale	132,882	139,899	128,956	114,096	107,091
Loans held for sale	2,724	569	1,206	92	517
Loans, net	459,223	445,103	427,249	426,655	407,842
Less: allowance for loan losses	5,589	5,349	5,119	5,153	4,356
Net loans	453,634	439,754	422,130	421,502	403,486
Premises and equipment, net	8,235	7,916	8,039	8,171	8,361
Accrued interest receivable	3,472	3,448	3,240	3,272	3,020
Other assets	21,164	19,259	15,616	16,347	21,291
Total assets	$631,749	$621,404	$607,155	$586,580	$570,328

Liabilities:
Deposits:
Noninterest-bearing	$97,353	$92,985	$84,572	$78,216	$76,958
Interest-bearing	404,779	401,298	401,588	392,353	376,614
Total deposits	502,132	494,283	486,160	470,569	453,572
Short-term borrowings	45,375	43,791	38,892	36,352	35,293
Long-term debt	18,731	18,927	21,620	21,862	27,100
Accrued interest payable	244	284	282	307	398
Other liabilities	4,106	4,506	1,178	1,220	1,471
Total liabilities	570,588	561,791	548,132	530,310	517,834

Stockholders' equity:
Common stock, par value $2.00 authorized
12,500,000, shares issued 3,341,251;	6,683	6,683	6,683	6,683	6,683
Capital surplus	3,147	3,141	3,141	3,122	3,122
Retained earnings	53,108	51,342	50,173	48,938	47,219
Accumulated other comprehensive income (loss)	3,442	3,645	3,945	2,040	(59)
Less: Treasury stock, at cost, shares held 222,445; 222,395;	5,219	5,198	4,919	4,513	4,471
212,195; 197,595; 197,970
Total stockholders' equity	61,161	59,613	59,023	56,270	52,494
Total liabilities and stockholders' equity	$631,749	$621,404	$607,155	$586,580	$570,328

Peoples Financial Services Corp.
Consolidated Balance Sheets
(In thousands, except per share data)

	March 31	Dec 31	Sept 30	June 30	March 31
Average quarterly balances	2012	2011	2011	2011	2011

Assets:
Loans, net:
Taxable	$411,306	$402,315	$390,478	$380,528	$365,573
Tax-exempt	42,852	33,812	34,711	36,685	38,008
Total loans, net	454,158	436,127	425,189	417,213	403,581
Investments:
Taxable	102,375	99,252	80,221	68,614	70,781
Tax-exempt	36,608	38,217	40,105	41,434	47,488
Total investments	138,983	137,469	120,326	110,048	118,269
Interest-bearing balances with banks	1,074	1,236	1,386	1,364	714
Federal funds sold		8,010	20,693	20,504	6,028
Total earning assets	594,215	582,842	567,594	549,129	528,592
Other assets	27,943	27,950	28,378	32,970	32,316
Total assets	$622,158	$610,792	$595,972	$582,099	$560,908

Liabilities and stockholders' equity:
Deposits:
Interest-bearing	$399,755	$400,678	$395,354	$387,655	$366,632
Noninterest-bearing	92,492	87,573	83,458	78,959	74,742
Total deposits	492,247	488,251	478,812	466,614	441,374
Short-term borrowings	48,582	42,290	37,231	34,373	38,532
Long-term debt	18,837	19,140	21,749	26,935	27,227
Other liabilities	4,223	4,176	4,014	3,192	4,613
Total liabilities	563,889	553,857	541,806	531,114	511,746
Stockholders' equity	58,269	56,935	54,166	50,985	49,162
Total liabilities and stockholders' equity	$622,158	$610,792	$595,972	$582,099	$560,908

Peoples Financial Services Corp.
Asset Quality Data
(In thousands)

	March 31	Dec 31	Sept 30	June 30	March 31
At quarter end	2012	2011	2011	2011	2011

Nonperforming assets:
Nonaccrual/restructured loans	$7,473	$9,597	$9,651	$10,002	$8,437
Accruing loans past due 90 days or more	691	660	429	443	542
Foreclosed assets	1,692	399	399		3,246
Total nonperforming assets	$9,856	$10,656	$10,479	$10,445	$12,225

Three months ended

Allowance for loan losses:
Beginning balance	$5,349	$5,119	$5,153	$4,356	$4,100
Charge-offs	421	83	317	23	176
Recoveries	16	13	14	16	11
Provision for loan losses	645	300	269	804	421
Ending balance	$5,589	$5,349	$5,119	$5,153	$4,356

SOURCE Peoples Financial Services Corp.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570.879.2175 or scotts@peoplesnatbank.com

Co: Peoples Financial Services Corp.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.